UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2023 (December 4, 2023)

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On December 4, 2023, Riot Platforms, Inc. (together with its consolidated subsidiaries, “Riot”) exercised its option under the master purchase and sale agreement, dated effective as of June 23, 2023, (the “Master Agreement”) with MicroBT (through its manufacturing subsidiary), a leading manufacturer of Bitcoin miners, (“MicroBT”) to purchase 66,560 Bitcoin mining servers (“Miners”) on  terms at least on par with the terms of the original purchase order executed under the Master Agreement, as of June 23, 2023, covering Riot’s acquisition of 33,280 Miners from MicroBT (“P.O. 01”). Accordingly, Riot and MicroBT entered into a second purchase order, dated effective as of December 1, 2023, under the Master Agreement (“P.O. 02” and, together with P.O. 01, the “Purchase Orders”) covering Riot’s acquisition of the 66,560 Miners subject to Riot’s option. The Purchase Orders are subject to, and form a part of, the Master Agreement, which provides for customary representations, warranties, covenants, and agreements, including with respect to confidentiality. Copies of the Master Agreement and P.O. 01 (with certain confidential terms redacted, as indicated thereon) were filed as Exhibit 10.1 to Riot’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2023.

Pursuant to P.O. 02, Riot is acquiring 66,560 additional Miners from MicroBT, with a total hashrate of 18.02 exahash per second (EH/s), including 48,058 of MicroBT’s latest model M66S Miners, 14,778 model M66 Miners, and 3,724 model M65S++ Miners, all of which will be manufactured by MicroBT in the United States. The total purchase price is $290.5 million (plus applicable taxes and fees, including any USA production premium, and subject to adjustment, all as set forth in the Master Agreement), which will be paid in tranches, according to the production and delivery schedule of the Miners covered by the order, with deliveries commencing in April 2024 and continuing monthly through April 2025.

Riot expects to deploy the vast majority of the 33,280 Miners covered by P.O. 01 and the 66,560 Miners covered by P.O. 02 at its one-gigawatt (GW) data center facility currently being developed outside of Corsicana, Texas. Upon full deployment of all 99,840 Miners, Riot anticipates its total hash rate capacity will exceed 38 EH/s.

In connection with P.O. 02, MicroBT extended additional annual Miner purchase options to Riot, providing Riot with the option to purchase up to 66,560 Miners per year from MicroBT, for a total of 265,000 additional Miners, under the Master Agreement, on terms at least on par with P.O. 02. Accordingly, the term of the Master Agreement was extended out through December 31, 2027, which may be further extended by the production and delivery schedule of any additional purchase orders executed under the Master Agreement.

The above summary of the Master Agreement and the Purchase Orders does not purport to be a complete discussion of the agreement between Riot and MicroBT and is qualified in its entirety by reference to the complete text of the Master Agreement and P.O. 01, filed (with certain confidential terms redacted, as indicated thereon) as Exhibit 10.1 to Riot’s current report on Form 8-K filed with the SEC on June 30, 2023, and to the complete text of P.O. 02, which is filed as Exhibit 10.1 to this current report on Form 8-K filed with the SEC (this “Report”) and incorporated by reference herein.

Item 7.01 – Regulation FD Disclosure.

On December 6, 2023, Riot issued a press release (the “Monthly Release”) regarding its results of operations and progress on strategic initiatives as of November 30, 2023, as well as an updated corporate presentation, dated December 6, 2023 (the “Corporate Presentation”).  The Corporate Presentation includes information regarding Riot’s financial position, business, and operations for the first three quarters of 2023 (as reported in Riot’s quarterly report on Form 10-Q for the period ended September 30, 2023, as filed with the SEC on November 8, 2023), as well as updated (unaudited) results of Riot’s Bitcoin mining operations as of November 30, 2023. Copies of the Monthly Release and Corporate Presentation are attached as Exhibits 99.1 and 99.2 hereto, respectively, and are also available on Riot’s website, www.riotplatforms.com, on the “Investor Relations” page.

To supplement Riot’s financial results presented on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, Riot uses certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA, which eliminate the effect of certain non-cash and non-recurring items that management believes do not reflect Riot’s ongoing strategic business operations. Riot constantly evaluates its use of non-GAAP financial measures, and management believes its use of these measures is helpful in assisting their evaluation of Riot’s performance and achievement of its strategic goals. The non-GAAP financial measures used by Riot should be viewed in addition to, and not as a substitute for, or superior to, Riot's reported results prepared in accordance with GAAP, and they should be read only in conjunction with Riot’s consolidated financial statements and results of operations (unaudited) prepared in accordance with GAAP. The Monthly Release and updated Corporate Presentation attached as Exhibits 99.1 and 99.2 hereto, respectively, include the non-GAAP financial measures, EBITDA and Adjusted EBITDA, which are reconciled to their most directly comparable GAAP financial measure, net income, in the data tables and associated notes under the heading, “Non-U.S. GAAP Measures of Financial Performance,” in the Monthly Release and the appendices to the Corporate Presentation.

Item 8.01 – Other Events.

On December 4, 2023, Riot issued a press release (the “Press Release”) announcing the acquisition of the 66,560 Miners covered by P.O. 02, a copy of which is attached as Exhibit 99.3 hereto and available on Riot’s website, www.riotplatforms.com, on the “Investor Relations” page.

The information furnished pursuant to Item 7.01 and Item 8.01 of this Report, including the Monthly Release, the Corporate Presentation, and the Press Release attached as Exhibits 99.1, 99.2, and 99.3 hereto, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, (the “Securities Act") or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Report, including the Monthly Release, Corporate Presentation, and Press Release attached as Exhibits 99.1, 99.2, and 99.3 hereto, respectively, as well as the documents incorporated by reference herein and therein, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements generally relate to future events, financial results or operating performance based on management’s current expectations, assumptions and beliefs about Riot’s future financial and operating performance, as well future economic conditions, which are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Accordingly, any statement contained or referenced herein, as well as in the other filings that we make with the SEC, that is not a statement of historical fact, should be considered a forward-looking statement. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such expressions. These forward-looking statements may include, but are not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services or developments, such as our development and implementation of industrial scale immersion-cooled Bitcoin mining hardware and our data center development outside of Corsicana, Texas; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing.

These statements are subject to various risks and uncertainties, both known and unknown, which could cause Riot’s actual results to differ, perhaps materially, from management’s current expectations or Riot’s historical performance. Such risks and uncertainties include, without limitation, risks related to: our estimates of bitcoin mining production; our future hash rate growth and global hash rate growth; the anticipated benefits of our immersion-cooling hardware; our ability to successfully deploy the new bitcoin mining computers we acquire; the timely completion and energization of our bitcoin mining infrastructure the success, timing and cost of integration of acquired businesses; and macroeconomic, political, and/or environmental events. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Report, the exhibits attached hereto, and the other documents incorporated by reference herein, may be found in the filings we make with the SEC, including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K and the subsequent Quarterly Reports on Form 10-Q, as well under similar headings and titles in the other filings we make with the SEC from time to time after the date of this Report. Copies of these filings may be obtained from the SEC’s website, www.sec.gov.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
10.1*†	Purchase Order No. 02, dated as of December 1, 2023, executed under that certain Master Purchase and Sale Agreement, dated as of June 23, 2023, by and between Riot Platforms, Inc. and MicroBT.
99.1	Press Release of Riot Platforms, Inc., dated as of December 6, 2023.
99.2	Riot Platforms, Inc. Corporate Presentation, dated as of December 6, 2023.
99.3	Press Release of Riot Platforms, Inc., dated as of December 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this Exhibit have been omitted as confidential information pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act. Riot undertakes to furnish a supplemental, unredacted copy of this Exhibit to the SEC, upon its request.

† Certain schedules and appendices to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Riot undertakes to furnish supplemental copies of any of the omitted schedules and appendices to the SEC, upon its request.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, Riot Platforms, Inc., has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized representative.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: December 6, 2023